Supplement dated November 19, 2021
to the Prospectuses dated May 10, 2021 for
Schwab Advisor Choice Variable Annuity and Schwab OneSource Choice Variable Annuity
And to the Prospectus dated May 1, 2019 for
Schwab OneSource Annuity
and to the Prospectus dated May 1, 2012 for
Schwab Select Variable Annuity
Issued by
Great-West Life & Annuity Insurance Company of New York
Variable Annuity 1 Series Account of New York

This Supplement amends certain information contained in the prospectus (the “Prospectus”) for your variable annuity contract or variable universal life insurance policy (the “Contract”) and prior supplements to your Contract Prospectus. Please read this Supplement carefully and keep it with your Contract Prospectus for future reference.
At a meeting held on July 15, 2021, the Board of Trustees of the Wells Fargo Advantage Variable Trust (the “Trust”) approved a change in the names of the Trust’s Funds to remove “Wells Fargo” from each Fund’s name and replace it with “Allspring.” The change is expected to take effect on or about October 11, 2021 and will result in name changes for the Wells Fargo Funds available under your Contract as described in the table below.
In connection with the previously announced sale of Wells Fargo Asset Management (WFAM) by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P, WFAM will change its company name to Allspring Global Investments upon the closing of the sale. The new corporate name is expected to go into effect on the closing date of the transaction, which is anticipated to occur in the second half of 2021, subject to customary closing conditions. The names of certain companies affiliated with WFAM will also change. In that regard, Wells Fargo Funds Management, LLC, the Funds’ Investment Manager, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each Sub-advisors to certain Funds, will also adopt Allspring in their name
CURRENT FUND NAME	NEW FUND NAME
Wells Fargo VT Discovery	Allspring VT Discovery
Wells Fargo VT Omega Growth 2	Allspring VT Omega Growth 2
Wells Fargo VT Opportunity 2	Allspring VT Opportunity 2

For additional information about the Funds, please refer to the Fund’s prospectus. If you have any questions, or if you wish to obtain a prospectus for one or more of the Funds or would like assistance with changing your investment allocations, you may contact us by writing Protective Life at P.O. Box 10648 Birmingham, AL 35202-0648 or calling toll free at 800-456-6330.

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